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
MULTIFAMILY ANALYSIS

-------------------------------------------------------------------------------------------------------------------------
Deal Size          1,168,933,619.00
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
GRP2 MF Loan Bal     257,900,473.00
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
      Size         % MF Prin Based      % MF That        % of GRP1 Prin     MF Collateral Back        GRP 1 MF      GRP 2 MF
                     on 257mm MF     Paydown MF Class    to Pay MF Class    to GRP 1 AFTER MF         % as the      % as the
                                                          till MF Class      Class Pays Off.           Date of       Date of
                                                            Pays off.                                 Issuance      Issuance
--------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------   ----------------------------
 750,000,000.00        34.39%             30.10%             84.50%          32,150,000.00              1.65%        100.00%
-------------------------------------------------------------------------------------------------   ----------------------------
 648,000,000.00        39.79%             35.03%             68.00%          31,900,000.00              1.65%        100.00%
-------------------------------------------------------------------------------------------------   ----------------------------
 555,000,000.00        46.47%             40.70%             53.00%          31,741,000.00              1.65%        100.00%
-------------------------------------------------------------------------------------------------   ----------------------------
 486,000,000.00        52.88%             46.60%             41.80%          31,250,000.00              1.65%        100.00%
-------------------------------------------------------------------------------------------------   ----------------------------
